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                                                                    Exhibit 99.F

                             JOINT FILING AGREEMENT


         We, the undersigned, hereby express our agreement that the attached
Schedule 13D is filed on behalf of each of the undersigned.

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
Date:    June 2, 1994


                                                   BB BIOTECH AG

                                                   By: /S/ Daniel Schlatter
                                                      -----------------------------
                                                   Name:    Daniel Schlatter
                                                   Title:   Counsel

                                                   By: /S/ Ernst Mueller-Moehl
                                                      -----------------------------
                                                   Name:    Dr. Ernst Mueller-Moehl



                                                   BIOTECH INVEST S.A.

                                                   By: /S/ Daniel Schlatter
                                                      -----------------------------
                                                   Name:    Daniel Schlatter
                                                   Title:   Counsel



                                                   BIOTECH FOCUS S.A.

                                                   By: /S/ Daniel Schlatter
                                                      -----------------------------
                                                   Name:    Daniel Schlatter
                                                   Title:   Counsel




                                                   BIOTECH TARGET S.A.

                                                   By: /S/ Daniel Schlatter
                                                      -----------------------------
                                                   Name:    Daniel Schlatter
                                                   Title:   Counsel
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